UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2019

AJIA INNOGROUP HOLDINGS, LTD
(Exact name of registrant as specified in its charter)

Nevada	333-206450	82-1063313
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

1980 Festival Plaza Drive Suite 530

Las Vegas, Nevada 89135

(Address of principal executive offices)

(702) 360-0652

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 23, 2019 Ajia Innogroup Holdings, LTD. (The “Company”) announced the purchase of 100% of the issued and outstanding capital stock of Heartful Blessing Catering Investment Limited. Both parties understand and agreed that the contemplated acquisition is conditioned upon the satisfactory completion of due diligence and approval by the Board of Directors of Ajia Innogroup Holdings Inc, and the majority shareholders of Heartful Blessing Catering Investment Limited and any other approval necessary under the bylaws of both companies. The parties shall enter into a Stock Purchase Agreement (SPA) / Exchange Agreement whereas the sellers of Heartful Blessing Catering Investment Limited will receive shares in Ajia Innogroup Holdings, LTD. to be determined. Additionally, Ajia Innogroup Holdings, LTD. agreed to issue loans subject to pre-approval of the Board or Directors to Heartful Blessing Catering Investment Limited for continued operations during this process.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the document, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On April 29, 2019, Ajia Innogroup Holdings, LTD. issued a press release announcing the acquisition of Heartful Blessing Catering Investment Limited., a traditional Hong Kong Restaurant. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Registrant hereby undertakes to file the financial statements required by this Item 9.01(a) not later than 71 days after the date this Form 8-K was due for filing.

(b)	Pro Forma Financial Statements.

The Registrant hereby undertakes to file the pro forma financial information required by this Item 9.01(b) not later than 71 days after the date this Form 8-K was due for filing.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued November 29, 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ajia Innogroup Holdings, LTD.

Dated: April 30, 2019	By:	/s/ Elaine Wan
Elaine Wan Secretary

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